
EOSTRE
2020年
成就回顾
Achievements of Year 2020
TOGA年度大会

EOSTRE

FORWARD-LOOKING STATEMENT

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the “Company”) "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

TOGA年度大会

成就 1

—ACHIEVEMENT—

Eostre全员迁入办公室大楼

Moved to New TOGA Office Building

11.5.2020









EOSTRE

TOGA年度大会

EOSTRE

成就2
—ACHIEVEMENT—

20.7.2020

Eostre全球旗舰店正式启动
Eostre Flagship Store Officially Launching






EOSTRE

Level B3








EOSTRE

EOSTRE

成就3

—ACHIEVEMENT—

17.8.2020

公司业务拓展

Business Expansion

Eostre柜台入驻了麻坡的
GEN5 Global
Eostre counter available in
GEN5 Global, Muar



TOGA年度大会


成就4
ACHIEVEMENT
EOSTRE
公司注册执照
Company Registration License
6.6.2020
Eostre注册成为私人有限公司
Eostre registered as a company
6.11.2020
更换成Eostre 大众公司
Changed to Eostre Berhad
TOGA

EOSTRE

成就5
—ACHIEVEMENT—

公司主管层架构
Head of Management Structure


RICK TAN
首席执行官 CEO
JIA JIA
总经理
General Manager
CK CHIA
市场部经理
Marketing Manager
VICTOR CHONG
市场部经理
Marketing Manager
RENNE LEE
资深人力资源部执行员
Sr. HR Executive
CHIN MUN HONG
财务部经理助理
Asst. Account Manager
BONNIE CHAM
行政部经理助理
Asst. Admin Manager
CAREEN LIM
资深库存部执行员
Sr. Inventory Executive
ROBINSON SOO
资深设计师
Sr. Graphic Designer
CHOY CHEE SHAN
客服部组长
Customer Service Lead

TOGA年宴大会

EOSTRE



齐心向上 强大团队
Keep Going & Stay Strong Team

迈向更大、更远的目标
Working Towards A Bigger Goal

TOGA年度大会

EOSTRE

成就6
—ACHIEVEMENT—

大型活动
Large Event

6.6.2020



66双亲节
Double 6 Event

28.8.2020


BCT
BUSINESS CONFERENCE TOUR

线下结合线上的商务论坛
《王者争锋》
Business Conference Tour

28.10.2020


BCT
商务论坛
2020
2.0

线上商务论坛
《王者争锋2.0》
Online Business Conference Tour


EOSTRE
成就7
—ACHIEVEMENT—
15.8.2020
贝弗利·鲁比克博士
Dr. Beverly Rubik
讲解人体能量磁场
Explain the Human Energy Field
探索
能量
人体能量磁场
8月15日
13:00
贝弗利鲁比克
博士
Eostre_Official
EOSTRE
Explore
The Energy
Human Biofield
15th August
13:00
Dr
Beverly Rubik
Eostre_Official
EOSTRE
即将来临 Upcoming
康斯坦丁 · 科罗特哥教授
Prof. Konstantin Korotkov
Eric
Thompson
TOGA年良大会


成就8
ACHIEVEMENT
EOSTRE
生物井人体能量分析仪研习会
Bio-Well Seminar
23.10.2020
学习操作生物
Learn to work with Bio-Well
主讲人 Main Speaker
Professor Dmitry Orlov 博士
TOGA年度大会

成就9
—ACHIEVEMENT—

6-7.2020

EOSTRE

《人生赢家-梦想与现实的您》

Achieve your dream and be the winner of life!

80多位收入百万、缔造传奇的精英
Interviewed with more than 80 elites who making million in revenue



TOGA年度大会

EOSTRE

成就10

—ACHIEVEMENT—

12.7.2020


EOSTRE
A QUANTUM
HEALTHCARE FOR THE
DIGITAL AGE

Eostre官方网页
eostre.biz
正式发布

Eostre Official Website
eostre.biz
Officially Launched


成就11
— ACHIEVEMENT —
eT-RT™
科研报告
Scientific Reports
EOSTRE
CNERGY
MMU
eT-RT™Audio Waveforms Analysis
Centre for Biofield Sciences
Study of Eostre eT-RT Audio Visual Stimulation and Biofield response.
TOGA年度大会


E·BOOSTER
Recommended
Ginger
Digital Cell
Human Assemblage
Catalyst Strong
Elite Shungite
Latest News
Silent Solfeggio

E·BOOSTER

EOSTRE

成就12
—ACHIEVEMENT—

正式推出E康宝1.0

E·BOOSTER 1.0

Officially Launched

含有超过40个不同功能
Contains 40+ different features

TOGA年度大会


EOSTRE
进击2021年
Look Forward A Greater 2021
TOGA年度大会



EOSTRE

好消息 1

GOOD NEWS

公司申请加入DSAM

DSAM Registration

DSAM

Direct selling Association of Malaysia

MDDA

MALAYSIAN DIRECT DISTRIBUTION ASSOCIATION

ETHICAL | RESPONSIVE | EXCELLENCE

好消息2

GOOD NEWS

公司商标注册

Company Trademark Registration

Eostre 及 E.Booster的注册商标申请
Application for registered trademark of Eostre and E.Booster

保护公司独有创意和创新概念的线上或线下产品知识产权
Protect the intellectual property of company's unique ideas and innovative concepts of online or offline product

预计2021年第3季度完成注册
The registration is expected to be completed in the third quarter of 2021



EOSTRE
EOSTRE™
E·BOOSTER
TOGA年度大会

好消息3

严控品质管理，成立项目制程检验！

Strictly control quality management and set up project process inspection!

全面的物流信息系统
A comprehensive logistics information system

优化产品营销、运营、配送时效
Optimize product marketing, operation, delivery timeliness

全面提升用户服务与体验
Comprehensively improve user service and experience

好消息5
GOOD NEWS

提升客服质量、能力与技巧improve
Customer Service Quality, Ability And Skills

定时为客服团队准备培训
维持高水平专业度
Training of customer service team to maintain a high level of professionalism

提供完善且方便的客服服务系统
Provide a complete and convenient customer service system



没有“最好”或“最满意”的服务，
只有“更好”及“更满意”的服务！

There is no "best" or "most satisfactory" service,
only "better" and "more satisfactory" service!


EOSTRE
好消息6
GOOD NEWS
加强代理系统&安全性
Strengthen the agent system & security
物理安全
Physical safe security
网络安全
Cyber security
主机安全
Host security
完善的代理使用系统
Complete Agent Use System
应用安全
Application security
数据安全
Data Security
备份恢复
Backup and recovery
TOGA

好消息 7

GOOD NEWS

EOSTRE

货物短缺恢复正常

Stock Logistics Return to Normal

- **提升货物制作流程速度**
  Improve Production Speed
- **确保运送品质**
  Ensure Delivery Quality
- **提升物流速度**
  Improve Logistics Speed

TOGA年度大会

EOSTRE

好消息9

GOOD NEWS

入驻中国抖音、小红书、快手

Settled in TikTok, Red, Kuaishou

小红书



E-BOOSTER
E康宝
取消关注
私信
Eostre berhad
20.8w
作品 26
Chat
Unfollow
0 Following

TOGA年度大会

好消息10
GOOD NEWS

更多宣传，更多品牌合作
More Publicity & Brand Cooperation

各大媒体平台
Major media platforms

与更多品牌进行合作
Cross over with more brands

复合品牌策略
Composite brand strategy

互惠互利双赢局面
Mutual benefit and win-win situation

EOSTRE

EOSTRE™
×
其他品牌
Other Brands

TOGA年度大会



好消息11

GOOD NEWS

EOSTRE

参与各大展览

Participate in Major Exhibitions & Expo

全新顾客群

New Customer Base

2020主力
线上推广
2020 mainly on online promotion

2021全力
线下推广走入人群
2021 promote offline

参与各大展览，包括
“妈妈展” & “IT科技展”
Participate in major exhibitions, including "TCE Baby Expo" & "PC Fair"


EOSTRE
EOSTRE
Chaga
Mushroom
Mg
Omega
Complex

EOSTRE

好消息12

GOOD NEWS

添加产品种类

Increase Types of Products

多元化产品种类
Diversified product categories

更广泛的适用范围
Broader scope of application

满足各种健康刚需
Meet various health needs

成为电子保健市场先锋
Become a Pioneer in the electronic healthcare market

EOSTRE

好消息13

GOOD NEWS

各国临床试验及科学研究报告

Clinical And Scientific Research Reports from Different Countries

UTAR

UNIVERSITI TUNKU ABDUL RAHMAN

TOGA年度大会

好消息14

GOOD NEWS

提升产品权威性

Improve Product Authority

- **更多世界权威科学家、医生**
  More world-leading scientists and doctors

- **建立品牌公信力及认证性口碑**
  Establish brand credibility and reputation





EOSTRE

好消息15 提升销售

— GOOD NEWS —

Promote Sales

全面性提高+
爆炸性的销售额

Comprehensive improvement +
explosive sales

无比巨大可观的收入

High income

双倍、三倍甚至
四倍价值业绩

Double, triple or even
quadruple value performance

好消息 16
GOOD NEWS

提升代理素质
Improve Agent Quality

线上交流会
Online Meeting

课程
Course

讲座会
Seminar

会面交流
Face to face interaction



EOSTRE
TOGA年良大会

EOSTRE

好消息17

GOOD NEWS



全新入门配套
New Entry Package

翻倍提升代理人数
Double the number of agents

强大代理团队
Strong agent team

建立稳健团队基础
Build a solid team foundation

市场工具
Market Tools


网站
Website
社交媒体账号
Social Media Accounts
网络市场
Online Market
宣传册子
Brochure
产品目录
Product List
传单
Flyers



EOSTRE

好消息19

GOOD NEWS

代理福利

Improve Agent's Benefits

团圆日，每个月的
第一个星期五
The first Friday of every
month= Reunion Day

总部30楼豪华宴会厅
Grand Ballroom on the 30th
floor of the headquarters

免费精致茶点&丰盛午餐
Refreshments & lunch

信息交流、扩充人脉
Information exchange and
expansion of contacts


好消息20
GOOD NEWS
EOSTRE
提高代理年收入
Increase Agent's Annual Income
提升20%年收入
Increase annual income by 20%
更劲爆的促销&奖励
更多支付功能
More payment methods
TOGA

EOSTRE

市场定位
Company Positioning



好消息21
GOOD NEWS

网络媒体打造独有品牌
Online media to create a unique branding

积极市场营销战略
Marketing strategy

中文、英文、
马来文三语优势
Chinese, English and Malay trilingual advantages

TOGA年度大会


好消息22
GOOD NEWS
2021
EOSTRE
线上线下活动表
Online & Offline Events Schedule
线上商务论坛
Online Business
Conference Tour
3/3
6/6
线下商务论坛
Business
Conference Tour
线下商务论坛
Business
Conference Tour
28/8
28/10
线下商务论坛
Business
Conference Tour
TOGA年度大会

好消息23

GOOD NEWS

EOSTRE

元气不锈钢吊坠2.0 Video

TOGA年度大会

好消息24
GOOD NEWS

EOSTRE

Verve Shirt Video

TOGA年度大会

EOSTRE

H2O能量活水瓶 Video


EOSTRE
H2O
能量活水瓶
ENERGY BOTTLE
好消息26
GOOD NEWS
E500
配套PACKAGE
EOSTRE
双核技术
Dual-Core Technology
高浓度氢分子
High Hydrogen Concentration
SPE氢氧分离技术
SPE Technology
*须符合条规
*图像仅供参考
*Terms & Conditions Apply.
*Pictures shown are for illustration purpose only.
TOGA年良大会



EOSTRE
好消息27
GOOD NEWS
VERVE T
恤
VERVE SHIRT
抗菌
Anti-Bacterial
抗微生物
Anti-Microbial
除异味
Anti-Odour
不含AZO
AZO Free
EOSTRE
100PP
TOGA年度大会